                                                                    Exhibit 99.2
                                                                          Page 6

                            COMPARATIVE BALANCE SHEET                 FORM OPR-1
                                FOR MONTH ENDED:
CASE NAME:    Aerovox, Inc.
CASE NUMBER:  01-14680 jnf

                                                       1/26/2002     2/23/2002      3/30/2002       4/27/2002      5/25/2002
                                                     ------------   ------------   ------------   ------------   ------------
ASSETS
 CURRENT ASSETS:
   Cash                                              $  4,033,165   $  3,547,973   $  3,485,561   $  3,516,778   $  4,578,641
                                                     ------------   ------------   ------------   ------------   ------------
   Other negotiable instruments (i.e. CD's,
      Treasury Bills, etc.)                                     0              0              0              0              0
                                                     ------------   ------------   ------------   ------------   ------------
   Accounts receivable, gross (OPR-3)                   7,167,409      7,698,454      7,498,202      7,458,906      7,695,437
                                                     ------------   ------------   ------------   ------------   ------------
   Less: Allowance for doubtful accounts               (1,359,439)    (1,368,595)      (973,473)      (983,473)      (995,173)
                                                     ------------   ------------   ------------   ------------   ------------
   Inventory, at cost                                  10,257,300     10,068,804      9,699,305      9,908,088      9,613,857
                                                     ------------   ------------   ------------   ------------   ------------
   Prepaid expenses and other current assets              174,304        193,414        158,018        123,719         89,769
                                                     ------------   ------------   ------------   ------------   ------------
   Other: Intercompany receivables (payables)             620,899        413,359        208,359        625,566      1,481,182
                                                     ------------   ------------   ------------   ------------   ------------
 TOTAL CURRENT ASSETS                                  20,893,637     20,553,408     20,075,971     20,649,584     22,463,713
                                                     ------------   ------------   ------------   ------------   ------------
 PROPERTY, PLANT, AND EQUIPMENT, AT COST               49,481,592     49,483,072     49,483,286     49,486,509     49,486,509
                                                     ------------   ------------   ------------   ------------   ------------
   Less: Accumulated depreciation                     (25,032,360)   (25,300,269)   (25,568,732)   (25,837,088)   (26,105,443)
                                                     ------------   ------------   ------------   ------------   ------------
 NET PROPERTY, PLANT AND EQUIPMENT                     24,449,232     24,182,803     23,914,554     23,649,421     23,381,066
                                                     ------------   ------------   ------------   ------------   ------------
 OTHER ASSETS
   Investments                                         15,287,298     15,402,070     15,310,416     14,661,274      8,967,965
                                                     ------------   ------------   ------------   ------------   ------------
   Other: Def. fin. cost and org costs                    170,023        168,940        167,857        166,774        165,691
                                                     ------------   ------------   ------------   ------------   ------------
   Other assets (includes deposits)                     5,144,145      5,246,874      5,162,920      5,124,481      5,104,495
                                                     ------------   ------------   ------------   ------------   ------------
TOTAL ASSETS                                         $ 65,944,337   $ 65,554,095   $ 64,631,719   $ 64,251,534   $ 60,082,931
                                                     ============   ============   ============   ============   ============

                                                                    Exhibit 99.2
                                                                          Page 7

CASE NAME:    Aerovox, Inc.
CASE NUMBER:  01-14680 jnf                                            FORM OPR-2

                                                   01/26/02      02/23/02       03/30/02     04/27/02       05/25/02
                                                  -----------  ------------  ------------  ------------   ------------
LIABILITIES

   POST PETITION LIABILITIES (OPR-4)              $ 1,679,602  $ 2,067,654   $ 2,653,424   $ 2,928,695    $ 3,440,899
                                                  -----------  -----------   -----------   -----------    -----------
   PRE PETITION LIABILITIES
     Priority debt                                    228,490      228,490       228,490       228,490        228,490
                                                  -----------  -----------   -----------   -----------    -----------
     Secured debt                                  29,300,919   29,300,919    29,300,919    29,300,919     26,100,919
                                                  -----------  -----------   -----------   -----------    -----------
     Unsecured debt                                19,509,617   19,283,684    18,997,942    18,997,942     18,997,942
                                                  -----------  -----------   -----------   -----------    -----------
   TOTAL PRE PETITION LIABILITIES                  49,039,027   48,813,093    48,527,351    48,527,351     45,327,351
                                                  -----------  -----------   -----------   -----------    -----------
   OTHER LIABILITIES PER BOOK                       5,499,934    5,499,934     5,499,934     5,499,934      5,499,934
                                                  -----------  -----------   -----------   -----------    -----------
TOTAL LIABILITIES                                  56,218,563   56,380,682    56,680,710    56,955,981     54,268,185
                                                  -----------  -----------   -----------   -----------    -----------
SHAREHOLDERS' EQUITY

   REDEEMABLE COMMON STOCK                          1,099,800    1,071,800       937,800       885,800        718,800
                                                  -----------  -----------   -----------   -----------    -----------
   COMMON STOCK                                     5,450,979    5,450,979     5,450,979     5,450,979      5,450,979
                                                  -----------  -----------   -----------   -----------    -----------
   PAID IN CAPITAL                                  1,172,366    1,172,366     1,172,366     1,172,366      1,172,366
                                                  -----------  -----------   -----------   -----------    -----------
   RETAINED EARNINGS
     Through filing date                            9,674,670    9,674,670     9,674,670     9,674,670      9,674,670
                                                  -----------  -----------   -----------   -----------    -----------
     Post filing date                              (4,815,953   (5,314,553)   (6,364,455)   (6,998,329)    (7,945,525)
                                                  -----------  -----------   -----------   -----------    -----------
   ACCUMULATED OTHER COMPREHENSIVE PROFIT (LOSS)   (2,856,089   (2,881,849)   (2,920,351)   (2,889,933)    (3,256,544)
                                                  -----------  -----------   -----------   -----------    -----------
TOTAL SHAREHOLDERS' EQUITY                          9,725,774    9,173,413     7,951,009     7,295,553      5,814,746
                                                  -----------  -----------   -----------   -----------    -----------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY        $65,944,337  $65,554,095   $64,631,719   $64,251,534    $60,082,931
                                                  ===========  ============  ============  ============   ===========